SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2003
(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Venture, 3rd Floor, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 585-7500 (Registrant’s telephone number, including area code) Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Information to Supplement July 28, 2003 Earnings Conference Call.

Item 9 Regulation FD Disclosure.

        Attached as Exhibit 99.1 hereto is supplemental information filed pursuant to Regulation FD in conjunction with Commercial Capital Bancorp’s July 28, 2003 earnings conference call with respect to earnings for the second quarter ending June 30, 2003.